                                                                    EXHIBIT 99.1
                                                                    ------------

                              LETTER OF TRANSMITTAL

                         SALTON SEA FUNDING CORPORA TION

                        OFFER TO EXCHANGE ITS REGISTERED
           7.475% SENIOR SECURED SERIES F BONDS DUE NOVEMBER 30, 2018
                       FOR ANY AND ALL OF ITS OUTSTANDING
           7.475% SENIOR SECURED SERIES F BONDS DUE NOVEMBER 30, 2018

                 PURSUANT TO THE PROSPECTUS, DATED JUNE 29, 1999

--------------------------------------------------------------------------------
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
     JULY 30, 1999, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
                     WITHDRAWN PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                               The Exchange Agent
                           for the Exchange Offer is:

          CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
                            FACSIMILE TRANSMISSIONS:
                                 (214) 672-5746

                   TO CONFIRM BY TELEPHONE OR FOR INFORMATION:
                                 (415) 954-9508


           By Hand Delivery:              By Mail/Courier Service:
         The Chase Manhattan Bank           Chase Bank of Texas
           Corporate Tellers              Corporate Trust Services
    55 Water St., Rm 234 North Bldg.      1201 Main St., 18th Floor
            New York, NY 10041               Dallas, TX 75202
                                           Attention: Frank Ivins
                                           Personal & Confidential

                The Information Agent for the Exchange Offer is:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (212) 929-5500
                                       or
                           (800) 322-2885 (Toll Free)


                                 ---------------

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.
         The undersigned acknowledges receipt of the Prospectus, dated June 29, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), of Salton Sea Funding Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time (this "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 7.475% Senior Secured Series F Bonds Due November 30, 2018 ("New Securities") for an equal principal amount of its outstanding 7.475% Senior Secured Series F Bonds Due November 30, 2018 ("Old Securities"). The New Securities will be obligations of the Company evidencing the same indebtedness as the Old Securities and will be entitled to the benefits of the same indenture which governs both the Old Securities and the New Securities. The form and terms (including principal amount, interest rate, maturity and ranking) of the New Securities are substantially identical to the form and terms of the Old Securities other than interest rate penalties, transfer restrictions and registration rights which are no longer applicable. Capitalized terms used herein but not defined herein have the meanings ascribed to them in the Prospectus.
         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
         This Letter is to be completed by a holder of Old Securities either if certificates are to be forwarded herewith or if a tender of Old Securities, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Securities whose certificates are not immediately available, or who are unable to deliver their certificates or Agent's Message and confirmation of the book-entry tender of their Old Securities into the Exchange Agent's account at the Book-Entry Transfer Facility (together with the Agent's Message, the "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Securities according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.
         The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.
         The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or the Information Agent, at the address listed above.
         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS TO THIS LETTER, CAREFULLY BEFORE CHECKING ANY BOX BELOW.
         List in Box 1 below the Old Securities of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Securities on a separate SIGNED schedule and affix that schedule to this Letter.

                                      BOX 1
                    TO BE COMPLETED BY ALL TENDERING HOLDERS


                                                                                            PRINCIPAL AMOUNT     PRINCIPAL
                                                                                            OF OLD SECURITIES   AMOUNT OF OLD
              NAME(S) AND ADDRESS(ES) OF REGISTERED                           CERTIFICATE     REPRESENTED        SECURITIES
              HOLDER(S) (PLEASE FILL IN, IF BLANK)                            NUMBER(S)*    BY CERTIFICATE(S)    TENDERED**
---------------------------------------------------------------------------- ------------- ------------------- --------------
                                                                             ------------- ------------------- --------------
                                                                             ------------- ------------------- --------------
                                                                             ------------- ------------------- --------------
                                                                             ------------- ------------------- --------------
                                                                             TOTALS:
-----------------------------------------------------------------------------------------------------------------------------
*    Need not be completed if Old Securities are being tendered by book-entry transfer.
**   Unless otherwise indicated, the entire principal amount of Old Securities represented by acertificate delivered to the
     Exchange Agent will be deemed to have been tendered. See Instruction 2. Old Securities tendered hereby must be in a principal amount of $1,000 and integral multiples thereof, provided that if any Old Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. See Instruction 1.
-----------------------------------------------------------------------------------------------------------------------------

                                  (Boxes below to be checked by Eligible Institutions only)


[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ____________________________________________

    DTC Account Number _______________________________________________________

    Transaction Code Number __________________________________________________

 [] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) ___________________________________________
    Window Ticket Number (if any) ____________________________________________
    Date of Execution of Notice of Guaranteed Delivery _______________________ Name of Institution which Guaranteed Delivery ____________________________ If Guaranteed Delivery is to be made by Book-Entry Transfer:
    Name of Tendering Institution ____________________________________________
    DTC Account Number _______________________________________________________
    Transaction Code Number __________________________________________________

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
    SECURITIES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name ____________________________________________________________________

     Address _________________________________________________________________

             _________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Company the aggregate principal amount of Old Securities indicated above. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Securities tendered.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to: (a) deliver certificates for such Old Securities with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the New Securities to which the undersigned is entitled upon the acceptance by the Company of the Old Securities tendered under the Exchange Offer; (b) present certificates for such Old Securities for transfer, and to transfer the Old Securities on the books of the Company; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Securities, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the assignment and transfer of the Old Securities tendered. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The undersigned agrees that acceptance of any tendered Old Securities by the Company and the issuance of New Securities in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the New Securities, the Company will have no further obligations or liabilities thereunder. By tendering Old Securities, the undersigned hereby represents and agrees that (a) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"); (b) any New Securities to be received by the undersigned are being acquired in the ordinary course of its business; (c) the undersigned is not participating, and has no arrangement or understanding with any person to participate, in a distribution (within the meaning of the Securities Act) of New Securities to be received in the Exchange Offer; and (d) any person participating in the Exchange Offer with the intention or purpose of distributing New Securities received in exchange for Old Securities, including a broker-dealer that acquired Old Securities directly from the Company, but not as a result of market-making activities or other trading activities cannot rely on the no-action letters referenced in "The Exchange Offer--Resale of the New Securities" Section of the Prospectus, and must comply with the registration and prospectus delivery requirements of the Securities Act, in connection with a secondary resale of the New Securities acquired by such person. By tendering Old Securities pursuant to the Exchange Offer, a holder of Old Securities which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission, that (a) such Old Securities held by the broker-dealer are held only as a nominee, or (b) such Old Securities were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Securities; provided, however, that by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned understands that tenders of Old Securities pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Securities tendered hereby.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Securities tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights; Nonexchanged Old Securities" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Securities, that such New Securities be credited to the account indicated above maintained at the Book-Entry Transfer Facility. If applicable, substitute certificates representing Old Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Securities, will be credited to the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Securities to the undersigned at the address set forth in Box 1.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SECURITIES" ABOVE AND BY SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
                                     BOX 2

      ------------------------------------------------------------------

                                PLEASE SIGN HERE
                     WHETHER OR NOT OLD SECURITIES ARE BEING
                           PHYSICALLY TENDERED HEREBY
            X _____________________________________________________

            X _____________________________________________________

            Area Code and Telephone Number: ________________

            This box must be signed by registered holder(s) of Old Securities as their name(s) appear(s) on certificate(s) for Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. See Instruction 3.

            Name(s): ______________________________________________

            _______________________________________________________
                                 (Please Print)


            Capacity (full title): ________________________________

            _______________________________________________________

            Address:_______________________________________________

            _______________________________________________________
                              (Including Zip Code)

            Tax Indentification or Social Security
            Number(s): ____________________________________________

            _______________________________________________________

                           GUARANTEE OF SIGNATURE(S)

              (See Instructions 1 and 5 to determine if required.)


            Authorized Signature: _________________________________
            Name: _________________________________________________
            Name of Firm: _________________________________________
            Title: ________________________________________________
            Address: ______________________________________________
            Area Code and Telephone Number: _______________________
            Dated: ________________________________________________

      ------------------------------------------------------------------

      ------------------------------------------------------------------
                                     BOX 3

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


        To be completed ONLY if certificates for Old Securities in a principal amount not tendered, or New Securities, are to be issued in the name of someone other than the person whose signature appears in Box 2.


        Issue:

        (check appropriate boxes)

        [ ] Old Securities not tendered

        [ ] New Securities, to:


        Name _______________________________________________________
                                 (Please Print)


        Address ____________________________________________________

        ____________________________________________________________

        Please complete the Substitute Form W-9 at Box 5 Tax. I.D. or Social Security Number: _______________________________

      ------------------------------------------------------------------


      ------------------------------------------------------------------
                                     BOX 4

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)


    To be completed ONLY if certificates for Old Securities in a principal amount not tendered, or New Securities, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.


     Deliver:

     (check appropriate boxes)

     [ ] Old Securities not tendered

     [ ] New Securities, to:



        Name _______________________________________________________
                                 (Please Print)


        Address ____________________________________________________

        ____________________________________________________________

        Please complete the Substitute Form W-9 at Box 5 Tax. I.D. or Social Security Number: _______________________________

      ------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. DELIVERY OF THIS LETTER AND OLD SECURITIES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by holders of Old Securities either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Securities, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Holders may tender their Old Securities in whole or in part in a principal amount of $1,000 and integral multiples thereof, provided that if any Old Securities are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof.

         If a registered holder of Old Securities desires to tender such Old Securities, and the Old Securities are not immediately available, or time will not permit such holder's Old Securities or other required documents to reach the Exchange Agent prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Pursuant to such procedures, if (a) the tender is made through an Eligible Institution, (b) on or prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Securities and the amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent and (c) the certificates for all physically tendered Old Securities, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL (RETURN RECEIPT REQUESTED AND PROPERLY INSURED) OR AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO LETTERS OR OLD SECURITIES SHOULD BE SENT TO THE COMPANY. To be tendered effectively, the Old Securities, this Letter and all other required documents must be received by the Exchange

         Agent prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Securities will be determined by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Company's counsel, would be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Securities. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Old Securities. Neither the Company, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

         See "The Exchange Offer" section of the Prospectus.

         2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS. If less than the entire principal amount of any Old Security evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. ALL OF THE OLD SECURITIES REPRESENTED BY A CERTIFICATE DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. A certificate for Old Securities not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Old Securities represented by a submitted certificate is tendered.

         Old Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

         For a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus. Any such notice of withdrawal must specify the name of the person having tendered the Old Securities to be withdrawn, identify the Old

Securities to be withdrawn (including the principal amount of such Old Securities), and (where certificates for Old Securities have been transmitted) specify the name in which such Old Securities are registered if different from that of the withdrawing holder, accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Securities being withdrawn. If certificates for Old Securities have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution unless such holder is an Eligible Institution. If Old Securities have been tendered pursuant to the procedure for book-entry transfer described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Securities and otherwise comply with the procedures of such facility. If any Old Securities are tendered for exchange but are not exchanged for any reason, or if any Old Securities are submitted for a greater principal amount than the holder desires to exchange, such unaccepted or nonexchanged Old Securities will be returned to the holder thereof without cost to such holder (or, in the case of Old Securities tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus, such Old Securities will be credited to an account maintained with such Book-Entry Transfer Facility for the Old Securities) as soon as practicable after withdrawal, rejection of tender, termination of the Exchange Offer or submission of nonexchanged Old Securities. Withdrawals of tenders of Old Securities may not be rescinded. Old Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in "The Exchange Offer--Procedures for Tendering" section of the Prospectus.

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

         3. SIGNATURES; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Old Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Securities, without alteration, enlargement or any change whatsoever.

         If any of the Old Securities tendered hereby are owned by two or more joint owners, all owners must sign this Letter.

         If any tendered Old Securities are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

         Signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution, unless the Old Securities tendered pursuant thereto are tendered (a) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter or (b) for the account of an Eligible Institution. In the event that signatures on this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an Eligible Institution.

         If this Letter is signed by a person other than the registered holder of any Old Securities listed therein, such Old Securities must be endorsed or accompanied by bond powers and a proxy which authorizes such person to tender the Old Securities on behalf of the registered holder, in each case as the name of the registered holder or holders appears on the Old Securities. If this Letter or any Old Securities bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter.

         4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 5, the name and address to which the New Securities or certificates for Old Securities not tendered are to be sent or issued, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. A holder of Old Securities tendering Old Securities by book-entry transfer may request that Old Securities not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder of Old Securities may designate hereon. If no such instructions are given, such Old Securities not exchanged will be returned to the name or address of the person signing this Letter.

         5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Old Securities are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the New Securities pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         Under federal income tax laws, payments that may be made by the Company on account of New Securities issued pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest or dividends; or (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) certify in accordance with the Guidelines that such holder is exempt from back-up withholding. If the Old Securities are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

         6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Securities to it or its order pursuant to the Exchange Offer. If, however, the New Securities or certificates for Old Securities not tendered are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Old Securities to the Company or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

         7. WAIVER OF CONDITIONS; NO CONDITIONAL TENDERS. The Company reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer.

         No alternative, conditional, irregular or contingent tenders will be accepted.

         8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

         IMPORTANT: THIS LETTER (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                     BOX 5


---------------------------------------------------------------------------------------------------------------
               PAYER'S NAME: CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION
---------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                                                                   Social security number
 Form  W-9                    PART 1 -- PLEASE PROVIDE YOUR TIN IN    OR _______________________________
 Department of                THE BOX AT RIGHT AND CERTIFY BY            Employer identification number
 the Treasury                 SIGNING AND DATING BELOW
 Internal Revenue Service   -----------------------------------------------------------------------------------
                              PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT::
 PAYER'S                      (1) The number shown on this form is my correct Taxpayer Identification
 REQUEST FOR                      Number (or I am waiting for a number to be issued to me); and
 TAXPAYER                     (2) I am not subject to backup withholding because (i) I am exempt from
 IDENTIFICATION                   backup withholding, (ii) I have not been notified by the Internal
 NUMBER                           Revenue Service (the "IRS") that I am subject to backup withholding
 ("TIN")                          as a result of a failure to report all interest or dividends, or (iii)
                                  the IRS has notified me that I am no longer subject to backup withholding.
                                  CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject  to backup withholding, do not cross out item (2).
                            -----------------------------------------------------------------------------------
                             SIGNATURE....................... DATE..............

                             NAME (Please Print.................................  PART 3
                                                                                   Awaiting TIN -> [ ]

---------------------------------------------------------------------------------------------------------------



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDE LINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature..............................Date...................................

Name (Please Print)...........................................................

--------------------------------------------------------------------------------